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[OKI -- People to People Technology Letterhead]

                                                                   Exhibit 10.24

August 23, 1999


Mr. Bart Shuldman
Ithaca Peripherals, Inc.
7 Laser Lane
Wallingford, CT 06492

RE:  OEM Agreement


Dear Bart:

The purpose of this letter is to renew our OEM Agreement for pricing term which will begin August 28, 1999 and expire May 8, 2001 with deliveries to be completed by November 8, 2001. This term will be coincident with the Strategic Agreement term which began May 9, 1996 as per our prior Agreement.

There will be no changes to Exhibit A (pricing) for this renewal period, a copy of which is attached for your reference.

If you agree to this renewal addendum, please indicate your acceptance by signing both originals in the space provided. Retain one duplicate original for your records and return the other to my attention.

Thank you for your continued cooperation.

Sincerely,

/s/ David Vaughn

David L. Vaughn
Manager, Legal Affairs                 Ithaca Peripherals Incorporated

                                       /s/  Bart C. Shuldman
                                       -------------------------
                                       (Signature)

                                            Bart C. Shuldman
                                       -------------------------
                                       (Name)

                                            August 26, 1999
                                       -------------------------
c: T. Donahue                          (Date)
   E. Morris
   J. Rowley
   D. Lindsey
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                                   EXHIBIT A


--------------------------------------------------------------------------
 Okidata Product       Okidata Part    Minimum Order     Ithaca Cost
                         Number         Quantity          Per Unit
--------------------------------------------------------------------------
 172P 1 Kit            58221401        **                **
--------------------------------------------------------------------------
 172P 2 Kit            58221402        **                **
--------------------------------------------------------------------------
 172S 1 Kit            58221501        **                **
--------------------------------------------------------------------------
 184T P1 Kit           58236101        **                **
--------------------------------------------------------------------------
 M90 Kit               58238101        **                **
--------------------------------------------------------------------------
 M90 Kit (Meat Comp)*  59238101        **                **
--------------------------------------------------------------------------
 M150P Kit             40248402        **                **
--------------------------------------------------------------------------
 M150S Kit             40248401        **                **
--------------------------------------------------------------------------
 M170 Kit              40248403        **                **
--------------------------------------------------------------------------
 Carriage Shaft        51109111        **                **
--------------------------------------------------------------------------
 Purple Ribbon         52108701        **                **
--------------------------------------------------------------------------
 Black Ribbon          52109401        **                **
--------------------------------------------------------------------------
* Requires proof of performance of sales to IPL for the UK postal program.

NOTE: All product listed in this pricing Exhibit "A" are not covered under an Okidata warranty.


** Confidential treatment requested.